UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-

AVALON GLOBOCARE CORP.
(Name of Registrant as Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.

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Your Vote Counts! AVALON GLOBOCARE CORP. 4400 ROUTE 9 SOUTH, SUITE 3100 FREEHOLD, NJ 07728 AVALON GLOBOCARE CORP. 2026 Annual Meeting Vote by June 8, 2026 11:59 PM ET You invested in AVALON GLOBOCARE CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 9, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 9, 2026 9:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/ALBT2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V91870 - [TBD]

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. For 1. Election of directors to be elected for terms expiring in 2027: Nominees: Wenzhao "Daniel" Lu 1a. For Lourdes Felix 1b. For Steven A. Sanders 1c. For Michael Mathews 1d. For 2. Ratification of the appointment of M&K CPAS, PLLC as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. Approval of the Avalon GloboCare Corp. 2026 Omnibus Equity Incentive Plan. For 4. Approval, on an advisory basis, of the 2025 compensation of the company’s named executive officers. For 5 . Approval, for the purposes of complying with Nasdaq Listing Rule 5635 (d), (i) the issuance of Series A - 1 warrants to purchase up to 6 , 372 , 550 shares of common stock, (ii) the issuance of Series A - 2 warrants to purchase up to 6 , 372 , 550 shares of common stock, (iii) the issuance of warrants to purchase up to 318 , 628 shares of common stock issued to the company’s placement agent and (iv) the shares of common stock issuable upon the exercise of the warrants all issued in connection with the company’s private placement that closed on February 27 , 2026 . For 6 . Approval to give the company’s board of directors the authority, at its discretion, to file a certificate of amendment to its amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of the company’s issued common stock at a ratio that is not less than 1 - for - 2 and not greater than 1 - for - 25 , without reducing the authorized number of shares of its common stock, with the exact ratio to be selected by our board of directors in its discretion and to be effected, if at all, in the sole discretion of its board of directors at any time following stockholder approval of the amendment to the Certificate of Incorporation and before June 9 , 2027 without further approval or authorization of its stockholders . NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Voting Items Board Recommends V91871 - [TBD]